Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

In connection with the Quarterly Report on Form 10-Q of Biotricity Inc. (the “Company”) for the quarterly period ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Waqaas Al-Siddiq, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 18, 2016

/s/ Waqaas Al Siddiq
Waqaas Al Siddiq
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)